Note 5 - Acquisitions and Divestures	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Disclosure Text Block Supplement [Abstract]
Mergers, Acquisitions and Dispositions Disclosures [Text Block]

NOTE 4. ACQUISITIONS AND DIVESTITURES

White Top and Blackwater

We sold some of the equipment of White Top and Blackwater , which consisted mainly of fluid hauling trucks and trailers and heavy construction equipment, during the first quarter of 2014. The sales resulted in a gain of approximately $23 thousand. We anticipate moving certain of the remaining assets to our operations in the Appalachian Region and selling the remaining assets belonging to these companies in the second and third quarters of 2014. The remaining equipment is being marketed at amounts equal to or in excess of our net book value at March 31, 2014.

Kenedy Hunter and Coy City Hunter Disposal Wells

On January 28, 2014, GreenHunter Water sold a saltwater disposal well and associated equipment and certain real property located in Karnes County, Texas for aggregate consideration of approximately $3.9 million pursuant to an Asset Purchase Agreement with Sable Environmental SWD 5, LLC. GreenHunter Water received $1.0 million in cash at closing and a promissory note for approximately $2.9 million with an interest rate of 10% per annum and maturity date of January 31, 2016. GreenHuner Water paid the joint venture partner $200 thousand from the consideration received at closing, resulting in a gain on the sale of approximately $202 thousand.

Dilley Disposal Well

On March 11, 2014, GreenHunter Water entered into an agreement to sell a saltwater disposal well and associated equipment located in Frio County, Texas to Sable Environmental SWD 7, LLC pursuant to an Asset Purchase Agreement for a purchase price of $4.6 million that included a $500 thousand non-refundable deposit that was accrued in accounts payable as of March 31, 2014. As a part of this Agreement, the purchaser has agreed to pay off the $2.9 million promissory note, in full, that was issued on January 28, 2014, when the first well in Karnes County, Texas was sold to the same purchaser. We closed on the sale of this well and received payment for the purchase price of the well and the payoff of the note on May 1, 2014. See Note 14 – Subsequent Events for further information.

Westhoff Hunter Disposal Well

On March 26, 2014, GreenHunter Water sold a saltwater disposal well and associated equipment and certain real property located in DeWitt County, Texas for aggregate consideration of approximately $3.4 million pursuant to an Asset Purchase Agreement with Clear Water Resources Partners, LLC. GreenHunter Water received $1.0 million in cash at closing and a promissory note for approximately $2.4 million with an interest rate of 10% per annum and maturity date of May 1, 2016. GreenHunter Water paid the joint venture partner $100 thousand from the consideration received at closing, resulting in a gain on the sale of approximately $140 thousand.

Oklahoma Disposal Wells

We are currently in negotiations to sell all three Oklahoma SWD wells and facilities, one of which was in operation at March 31, 2014, to a single buyer. This sale is anticipated to close sometime in the second quarter of 2014. The wells are being marketed at amounts equal to or in excess of our net book value at March 31, 2014.

NOTE5. ACQUISITIONS ANDDIVESTITURES

Hunter Disposal

On February 17, 2012, the Company, through its wholly-owned subsidiary, GreenHunter Water, closed on the acquisition of 100% of the equity ownership interest of Hunter Disposal, LLC, a wholly-owned subsidiary of Magnum Hunter Resources Corporation. The terms and conditions of the equity purchase agreement between the parties were approved by an independent special committee of the Board of Directors for each company. The total consideration for this acquisition was approximately $9.9 million. The consideration paid consisted of approximately $2.2 million in cash, $3.3 million in common stock, $2.2 million in Series C Preferred Stock and a $2.2 million convertible promissory note due to the seller. In connection with the sale, Triad Hunter, LLC, a wholly owned subsidiary of Magnum Hunter Resources Corporation, entered into agreements with Hunter Disposal and GreenHunter Water for wastewater hauling and disposal capacity in the states of Kentucky, Ohio and West Virginia and a five-year frac tank rental agreement with GreenHunter Water.

The acquisition of Hunter Disposal was accounted for using the acquisition method of accounting, which requires the net assets acquired to be recorded at their fair values. The following table summarizes the purchase price and the final valuation of the net assets acquired at the date of acquisition:

Fair value of consideration transferred:
Cash paid	$2,200,000
1,846,722 shares of common stock issued on February 17, 2012 at $1.79 per share	3,305,632
88,000 shares of Series C Preferred Stock at stated value of $25 per share	2,200,000
10% Convertible Promissory note	2,200,000

Total	$9,905,632

Amounts recognized for assets acquired and liabilities assumed:
Working capital	$1,175,197
Disposal wells	6,460,925
Land and improvements	13,776
Field equipment (excluding disposal wells)	2,466,500
Office and admin assets	3,500
Deposits	10,936
Asset retirement obligation	(225,202)

Total	$9,905,632

Working capital acquired (assumed):
Cash	$1,290,775
Accounts receivable	2,945,003
Prepaid expense	13,641
Accounts payable & accrued expenses	(3,074,222)

Total working capital acquired	$1,175,197

On September 30, 2012, we recorded a change in estimate of the asset retirement obligation on the Hunter Disposal wells as a result of an analysis of the capacity of the water disposal wells to accept fluid and the effect on useful lives and well plugging cost estimates. As a result of our analysis, we increased our estimate of asset retirement cost from $27,355 to $225,202 with a resulting increase in carrying value of the asset.

Blue Water

On April 27, 2012, we entered into an Option Agreement and a Pledge Agreement with Midwest Continent Holding, LLC (“Midwest”) to acquire 100% of Midwest’s membership interest in Blue Water Energy Solutions, LLC (“Blue Water”) on or before June 30, 2012 for $2.5 million. Blue Water owns three existing salt water disposal wells and related facilities located in Oklahoma, near the emerging Mississippian Lime Shale Play. Midwest previously owned 100% of the membership interest of Blue Water until April 30, 2012. The price we paid for the option was $750,000, consisting of a cash payment of $250,000 and $500,000 of our Series C preferred stock. Midwest had previously pledged its membership interest in Blue Water as security for the Option Agreement. On June 29, 2012, we paid $515,000 in cash and issued 247,876 shares of our common stock valued at $513 thousand under the option agreement and extended our purchase option until July 31, 2012. On July 31, 2012, we exercised our option to acquire Blue Water for a final cash payment of $675 thousand. In addition, we spent approximately $458 thousand to improve the properties during the option period. The Option Agreement contained other covenants during the option period, including naming us as the sole Manager of Blue Water Energy Solutions, LLC during the option term.

The acquisition of Blue Water was accounted for using the acquisition method of accounting, which requires the net assets acquired to be recorded at their fair values. The following table summarizes the purchase price and the final valuation of the net assets acquired at the date of acquisition:

Fair value of consideration transferred:
Cash paid	$1,440,085
247,876 shares of common stock issued on June 29, 2012 at $2.07 per share	513,103
20,000 shares of Series C Preferred Stock at stated value of $25 per share	500,000
Improvements made during option period	458,170

Total	$2,911,358

Amounts recognized for assets acquired and liabilities assumed:
Disposal wells and equipment	3,131,768
Asset retirement obligation	(220,410)

Total	$2,911,358

In May 2013, lightning struck property and equipment located at the Company’s Rhoades salt water disposal well site located in Canadian County, Oklahoma, resulting in an impairment of $1.9 million, which was calculated using estimates to arrive at the fair value of the property and equipment subsequent to the loss. During the third quarter of 2013, the Company received insurance proceeds of $664 thousand due to this loss, which was recorded as a reduction of the impairment, reducing the impairment to $1.2 million.

Virco

On November 2, 2012, we acquired two water disposal wells, land, buildings and equipment from two entities, Little Muskingum Drilling, LLC, and Virco Realty, Inc., (collectively “Virco”) for $300,000 in cash and 91,425 shares of our Series C Preferred Stock having a fair value of $1,970,209 on the acquisition date. The shares of Series C Preferred Stock were issued to a small group of former shareholders of Virco.

The following table summarizes the purchase price and the final valuation of the net assets acquired at the date of acquisition:

Fair value of consideration transferred:
Cash paid	$300,000
91,425 shares of Series C Preferred Stock (stated value of $25 per share) at the $21.55 per share closing price on November 2, 2012	1,970,209

Total	$2,270,209

Amounts recognized for assets acquired and liabilities assumed: Cash	$41,599
Accounts receivable	223,247
Accounts payable	(4,960)
Disposal wells	778,953
Trucks and equipment	131,580
Land and buildings	1,400,000
Asset retirement obligation	(300,210)

Total	$2,270,209

White Top and Blackwater

On December 31, 2012, we completed an acquisition of two oilfield water service and construction companies that provide services to oil and natural gas producers in the Eagle Ford Shale. The two entities, White Top Oilfield Construction, LLC (“White Top”) and Blackwater Services, LLC (“Blackwater”), with common management, had been providing services since 2008 to operators active in the Eagle Ford Shale play of South Texas. Combined assets included vacuum water trucks, dump trucks, drilling rig wash trailers and heavy equipment. Located in Louise, Wharton County, Texas, White Top and Blackwater previously serviced E&P operators predominantly concentrated in the Texas counties of Gonzales, Karnes and DeWitt.

Pursuant to the terms of the acquisition agreements, the companies were acquired for an aggregate $1,200,000 cash, 41,000 shares of the Company’s Series C Preferred Stock and 589,657 shares of the Company’s common stock. The shares of Series C Preferred Stock and common stock were issued to a small group of former shareholders of White Top and Blackwater. The shares of Series C Preferred Stock are not convertible into or exchangeable for any of the Company’s other property or securities except that the shares of Series C Preferred Stock are convertible into shares of the Company’s common stock under certain circumstances in connection with a change of ownership or control transaction. $450,050 of the cash price was paid on December 31, 2012 and the balance of the cash price, $750,000, was paid in January 2013. As of the date of this report, none of these shares of preferred stock issued to the former shareholders of White Top and Blackwater have been sold. The Company has instigated legal action against the former shareholders of White Top and Blackwater to fully recover the equity consideration issued to them under the terms of the acquisition agreements. See Note 13–Commitments and Contingencies.

The acquisition of White Top and Blackwater was accounted for using the acquisition method of accounting, which requires the net assets acquired to be recorded at their fair values.

The following table summarizes the purchase price and the final valuation of the net assets acquired at the date of acquisition:

Fair value of consideration transferred:
Cash paid at closing December 31, 2012	$450,050
Cash paid in January 2013	750,000
589,657 shares of common stock issued at $1.62 per share	955,244
41,000 shares of Series C preferred stock, stated value of $25 per share, issued at $19.20 per share	787,200

Total	$2,942,494

Amounts recognized for assets acquired and liabilities assumed:
Working capital	$855,432
Land	70,760
Field equipment	2,333,181
Goodwill	2,753,362
Debt assumed	(3,070,241)

Total	$2,942,494

Working capital acquired (assumed):
Cash	$3,785
Accounts receivable	2,460,792
Accounts payable & accrued expenses	(1,609,145)

Total working capital acquired	$855,432

On May 17, 2013, the Company discontinued certain portions of the operations of White Top and Blackwater, due to continued losses, resulting in increased uncertainties regarding the timing and nature of a recovery of capital expenditures. Taking these factors into account, the Company reassessed its financial outlook of, and consequently reevaluated the recoverability of goodwill associated with these acquisitions. The Company performed the two-step impairment test and concluded that the fair value of goodwill was substantially lower than the carrying value of goodwill associated with the acquisition. Accordingly, during the first quarter of fiscal 2013, the Company recorded an impairment charge of $2.8 million. In the fourth quarter of 2013, the Company made a purchase accounting adjustment related to Blackwater for $46 thousand. The effect of this adjustment was to reduce our previous recorded loss on the impairment of goodwill related to the Blackwater purchase.

On June 30, 2013, the Company wrote off certain assets acquired as part of the White Top and Blackwater acquisition that were repossessed as partial consideration for loans the Company had assumed as part of the White Top and Blackwater acquisition, and on which subsequently defaulted. Also on June 30, 2013, the Company wrote off certain assets that were not in possession of the Company, for which the Company has taken legal action in an attempt to take possession of the assets previously acquired. In May of 2013, we discontinued certain portions of operations of White Top and Blackwater due to continued losses. Certain assets related to these discontinued activities were subsequently sold. The write-offs and sale resulted in a loss on sale of assets of approximately $788 thousand.

Wheeling Barge Facility

On March 13, 2013, the Company acquired a 10.8 acre barging terminal facility located in Wheeling, West Virginia, for $750 thousand. When the facility is refurbished, it will contain a water recycling station using GreenHunter’s Frac-Cycle™ product line capable of being scaled to 10,000 BBLs per day of processing. This location will also serve as a barging station with 19,000 BBLs per day of onsite storage.

Helena Disposal Well

On June 10, 2013, the Company’s wholly-owned subsidiary, GreenHunter Water, LLC, closed on the sale of a saltwater disposal well and associated equipment located in South Texas, pursuant to an Asset Purchase Agreement with Sable Environmental SWD 4, LLC, for which the Company received $5.2 million, resulting in a gain of $2.3 million.

The following unaudited summary, prepared on a pro forma basis, presents the results of operations for the year ended December 31, 2012, as if the acquisitions of Hunter Disposal, Virco, White Top, and Blackwater, along with transactions necessary to finance the acquisitions, had occurred January 1, 2012. The unaudited pro forma information includes the effects of adjustments for interest expense, dividends and depreciation expense. The unaudited pro forma results are not necessarily indicative of what actually would have occurred if the acquisitions had been completed as of the beginning of each period presented, nor are they necessarily indicative of future consolidated results.

For the Year Ended December 31, 2012
Total operating revenue	$33,763,551
Total operating costs and expenses	53,437,966

Operating loss	(19,674,415)
Interest expense and other	(383,875)

Net loss before taxes	(20,058,290)
Income tax expense	5,000

Loss from continuing operations	(20,063,290)
Income from discontinued operations	2,936,500

Dividends on preferred stock	(3,935,969)

Net loss attributable to common stockholders	$(21,062,759)

Net loss per share, basic & diluted	$(0.70)